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                                 FAX TRANSMITTAL
                             Computational Material
               CONTIMORTGAGE Home Equity Loan Trust, Series 1999-2

Fax to:                                                                  Date:
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    STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND
                               OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                                                                                       Final
              Class                                                                   Scheduled
              Size                             Expected Ratings       Average         Payment             Payment            Day
 Class(1)    ($ MM)           Tranche Type      (Moody's/ S&P)     Life (2,3)          Date            Window (2,3)         Count
-----------------------------------------------------------------------------------------------------------------------------------
   A-1     $126.977         Fixed Sequential      Aaa / AAA       0.85 years/MAT     01/25/14        04/99-09/00 / 18 mo.    30/360
   A-2       76.779         Fixed Sequential      Aaa / AAA       2.00 years/MAT     07/25/14        09/00-10/01 / 14 mo.    30/360
   A-3       43.825         Fixed Sequential      Aaa / AAA       3.00 years/MAT     12/25/19        10/01-10/02 / 13 mo.    30/360
   A-4       27.016         Fixed Sequential      Aaa / AAA       4.00 years/MAT     07/25/23        10/02-09/03 / 12 mo.    30/360
   A-5       23.166         Fixed Sequential      Aaa / AAA       5.00 years/MAT     10/25/25        09/03-11/04 / 15 mo.    30/360
A-6(3,4)     44.887         Fixed Sequential      Aaa / AAA       6.78 years/CALL    01/25/29        11/04-04/06 / 18 mo.    30/360
A-7(3,4)     26.950            Fixed NAS          Aaa / AAA       6.00 years/CALL    01/25/14        04/02-04/06 / 49 mo.    30/360
-----------------------------------------------------------------------------------------------------------------------------------
A-8(3,4)    158.400          ARM Floater*         Aaa / AAA       2.52 years/CALL    01/25/29        04/99-04/06 / 85 mo.   Act/360
-----------------------------------------------------------------------------------------------------------------------------------
B(3,4,5)     22.000         Fixed Subordinate     Baa3 / BBB-     4.93 years/CALL    01/25/29        04/02-04/06 / 49 mo.    30/360
A-9 IO(5)    26.950           Fixed NAS IO        Aaa / AAAr         [ ] years       09/25/01               [ ]              30/360
                                                                     Mod. Dur.
-----------------------------------------------------------------------------------------------------------------------------------
  Total      $550.00
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Class A Certificates will have the benefit of an insurance policy provided by MBIA.
(2)  See "Pricing Prepayment Speed" below.
(3) All Certificates are priced to call. The coupon on the Class A-6, Class A-7 and Class B Certificates will increase by 0.50% after the clean up call date. The spread on the Class A-8 Certificates will double after the clean-up call date.
(4)  See "Available Funds Cap" on page 3.0
(5)  The Class B and Class A-9 IO will be sole managed by BEAR STEARNS.

*Note: Due to reverse inquiry, Class A-8 is not available.

Sellers:                    ContiMortgage Corporation and ContiWest Corporation

Servicer:                   ContiMortgage Corporation

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   BEAR STEARNS (lead), ContiFinancial Services, Credit
                            Suisse First Boston, Greenwich Capital Markets,
                            Merrill Lynch, Morgan Stanley Dean Witter
                            (co-managers)

Structure:                  o       The Class A-1 through A-6 Certificates will
                                    be fixed rate sequential pay Certificates.

                            o The Class A-7 Certificates will be fixed rate non-accelerating senior Certificates which will receive principal based upon a scheduled lockout percentage.

                            o The Class A-8 Certificates will be floating rate certificates (these Certificates are not available).

                            o All of the Class A Certificates will be rated triple-A, based upon a Certificate guaranty insurance policy from MBIA.

                            The Class B Certificates will be fixed-rate, subordinate certificates. The Class B Certificates will provide credit support to the triple-A fixed and floating rate Certificates.

Pricing Prepayment Speed:   Fixed Rate Collateral

                            130% of the prepayment assumption (the "FRM PPC") will be applied to the Fixed Rate Collateral for pricing purposes. 100% PPC for the Fixed Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

                            Adjustable Rate Collateral

                            100% of the prepayment assumption (the "ARM PPC") will be applied to the Adjustable Rate Collateral for pricing purposes. 100% PPC for the Adjustable Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.8235% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

Collateral:                 There will be two collateral groups, both of which
                            conform to Fannie Mae and Freddie Mac guidelines for maximum original loan balances: Group I ($385.0 MM) will consist solely of fixed rate collateral and will back Classes A-1 through A-7 and Class A-9 IO.
                            Group II ($165.0 MM) will consist of 6-month LIBOR
                            ARM and hybrid ARM collateral and will back Class
                            A-8. Class B will be backed by both groups.

Cut-Off Date                March 13, 1999.

Expected Pricing Date:      March 18, 1999.

Expected Settlement:        March 26, 1999 through DTC, Euroclear or CEDEL.

Accrued Interest:           All of the fixed rate certificates will settle with
                            13 days of accrued interest. The Class A-8
                            Certificates will settle flat.

Distribution Dates:         The 25th of each month, beginning April, 1999.

Optional Call:              10% Clean-up call (10% of original aggregate Group I
                            and Group II loan balances).


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Step-up Coupon: The Pass-Through Rate for the Class A-6, Class A-7 and Class B Certificates will increase by 0.50% for any Payment Date after the Clean-Up Call Date.

                            The Pass-Through Rate for the Class A-8 Certificates will equal (i) for any Payment Date prior to the Clean-Up Call Date 1 Mo. LIBOR plus [ ]% per annum, and (ii) for any Payment Date thereafter, 1 Mo. LIBOR plus 2X [ ]% per annum, subject to the Group II Available Funds Cap.

Available Funds Cap:        Group I Available Funds Cap

                            The Class A-5, Class A-6, and Class A-7 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the aggregate Group I Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the Group I pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b) for the first 30 Payment Dates only, the product of (i) 7.00% per annum and
                            (ii) the Class A-9 IO Notional Principal Amount divided by the aggregate Group I pool balance.

                            Group II Available Funds Cap

                            The Class A-8 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Adjustable Rate Collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period, and (b) commencing with the 7th Payment Date, a 0.50% credit enhancement carve out.

                            Class B Available Funds Cap

                            The Pass-Through Rate for the Class B Certificates will equal the lesser of (a) the Pass-Through Rate for such Class, and (b) the lesser of the Group I and Group II Available Funds Cap.

Tax Status:                 REMIC

ERISA Eligibility:          The Class A certificates are ERISA eligible. The
                            Class B Certificates are not ERISA eligible.

SMMEA Eligibility:          None of the offered certificates are SMMEA eligible.

Class A-9 IO: The Class A-9 IO Certificates do not have a Certificate Principal Balance but will accrue interest on their Notional Amount. The "Notional Amount" of the Class A-9 IO Certificates will equal
                            (a) on any Payment Date on or prior to the 30th Payment Date, the aggregate Certificate Principal Balance of the A-7 Certificates and (b) after the 30th Payment Date, zero.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Credit Enhancement for Fixed and Floating Rate Certificates

o        Class A-1 through A-8 Credit Enhancement:

         1.       Excess cash;

         2. Overcollateralization building up to a requirement of 0.25% of the aggregate original loan balance in the first 6 months and 2.50% of the aggregate original laon balance thereafter;

         3. Subordination of Class B certificates, totaling 4.0% of the aggregate original loan balance;

         4.       MBIA surety wrap.

o        Class B Credit Enhancement:

         1.       Excess cash;

         2. Overcollateralization building up to a requirement of 0.25% of the aggregate original loan balance in the first 6 months and 2.50% of the aggregate loan balance thereafter.

(1) Excess Cash

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, and Certificate Interest.

(2) Overcollateralization

      1. Before the Stepdown Date, overcollateralization initially builds to 0.25% of the aggregate original loan balance in the first 6 months and 2.50% of the aggregate original loan balance of the Group I and Group II Collateral (subject to the MBIA performance triggers);

      2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 5.375% of the outstanding aggregate current loan balance of the Group I and Group II Collateral;

      3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Group I and Group II (subject to MBIA trigger events);

There will be no funding of the overcollateralization for the first 6 months of the transaction (until the October, 1999 Payment Date).

(3) Subordination

There will be a single class of Class B Certificates in an amount equal to 4.0% of the aggregate Group I and Group II original loan balances to provide credit enhancement to all the Class A Certificates.

(4) Surety Wrap

The Class A Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by MBIA.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials



Cashflow Priority

o The two Loan Groups' cashflows will be aggregated to achieve the strongest form of cross-collateralization. The overcollateralization will also be calculated for the two Loan Groups together. Available funds to be distributed to Certificateholders will consist of all interest collections (net of the Servicing, Surety and Trustee fees) together with all principal collections. The aggregate collections will be allocated first to Certificate Interest and then to Certificate Principal.

Interest

         1. Current Interest and Carry-Forward Interest to the Class A Certificates

         2.       Current Interest to the Class B Certificates

Available Funds (including monthly excess interest to build overcollateralization) remaining after payment of Certificate Interest will be allocated in the following priority if no trigger event is in effect:

         1. Determine the Class A principal distribution amount for the Class A Certificates per the Class A Optimal Balance Test (as described below).

         2. Allocate the Class A principal distribution amount between the Class A-1 through Class A-7 Certificates (Fixed Rate Group) on the one hand and the Class A-8 Certificates (ARM Group) on the other hand, based on the relative collateral balance in each Loan Group.

                  A. Fixed Rate Group Class A principal distribution amount will be allocated as follows:

                           (i) First to the Class A-7 Certificates, according to the following lockout percentage schedule:

                           -------------------------
                           Payment          Lockout
                             Date         Percentage
                           -------------------------
                              1-36             0%

                             37-60             45%

                             61-72             80%

                             73-84            100%

                             85-end           300%


                           (ii) Then sequentially to the Class A-1 through A-7 bonds until retired;

                  B. The ARM Group Class A principal distribution amount will be allocated to the Class A-8 floater until retired.

Class B Certificates

     1. On or after the Step Down Date, or earlier, if all of the Class A Certificates have been retired, remaining principal will be allocated to the Class B Certificates per the Class B Optimal Balance Test (described below). It is not expected that the Class B Certificates will receive any principal until the Step Down Date.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials



Target Credit Enhancement on or after the Stepdown Date:

o Collections of Principal (including monthly excess interest) on and after the stepdown date (April 2002 Payment Date), and if no trigger event is in effect will be allocated in the following priority:

     Pay Class A bonds and Class B in accordance with enhancement targets, equal to 2.15 times the initial enhancement percentage for each class:

                                                              Target Credit
                                     Targeted % of Pool       Enhancement

           Class A                       86.025%                13.975%
           Class B                        8.600%                 5.375%
           Overcollateralization          5.375%
                                         ------
                                         100.00%

Class A Optimal Balance Test (To determine Triple A Principal Distribution Amount):

o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 0.25% for the first 6 months and thereafter 2.50% (based on the aggregate original loan balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 13.975% credit enhancement (based on the amortizing loan balance).

Class B Optimal Balance Test:

o The Class B Certificates will not receive payments of principal until the Stepdown Date, unless all the Class A Certificates have been retired. After the Step Down Date, the Class B Certificates will receive collateral principal to maintain 5.375% credit enhancement (based on the amortizing loan balance).

Step Down Date:

o The later of (a) the April 2002 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinated Certificates and OC amount divided by the aggregate Loan Balance of Group I and Group II) is at least 13.975%.

Senior Enhancement Percentage:

o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of Group I and Group II as of the last day of the related Remittance Period.

Application of Monthly Excess Cashflow Amounts:

o Monthly Excess Cash Flow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

         1.       Class B Interest Carry Forward Amount
         2.       Unpaid Class B Realized Loss Amortization Amounts
         3. Servicer for any unreimbursed Delinquency Advances or Servicing Advances
         4.       Class R Certificates

Note: Interest will not accrue or be payable on any written down amounts with respect to the Class B Certificates.
      Available Funds Cap shortfalls will not be carried forward.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Delinquency  Trigger:


o After the Stepdown Date, a Deliquency Trigger Event has occurred if on any Payment Date [77]% of 3-month rolling average 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) with respect to the aggregate Group I and Group II loan balances equals or exceeds the Class A Enhancement Percentage (13.975% = 2.15 X 6.50%); i.e., when the 3-month rolling average of 60+ Day Delinquencies equals or exceeds [18.149]% (13.975%%/[77]%).

o If a Delinquency Trigger Event is in effect, Class A will receive 100% of all principal until the credit enhancement equals or exceeds [77]% of the 3 Month Rolling Average of 60+ Day Deliquencies with respect to the aggregate Group I and Group II loan balances. During this time, overcollateraliztion will not be released until the credit enhancement target is achieved.

Cumulative Realized Loss Trigger Event:

o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of Group I and Group II equals or exceeds the following amounts:

         Date                                                     Percentages
         April 1999 - March 2001                                    [1.05%]
         April 2001 - March 2002                                    [1.80%]
         April 2002 - March 2003                                    [2.40%]
         April 2003 - March 2004                                    [2.85%]
         April 2004 and thereafter                                  [3.15%]


         Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to [3.50%] of the aggregate original loan balance of the Group I and Group II Collateral.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES

Class A-I (to maturity)
----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                            0%         35%         65%        100%        130%        150%        175%        200%
% ARM PPC                            0%         25%         50%         75%        100%        125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                  8.88        2.21        1.39        1.02        0.85        0.77        0.70        0.64
Modified Duration (years)             6.30        1.98        1.29        0.96        0.81        0.74        0.67        0.61
First Principal Payment           04/25/99    04/25/99    04/25/99    04/25/99    04/25/99    04/25/99    04/25/99    04/25/99
Last Principal Payment            01/25/14    11/25/03    12/25/01    02/25/01    09/25/00    07/25/00    05/25/00    04/25/00
Principal Lockout (months)               0           0           0           0           0           0           0           0
Principal Window (months)              178          56          33          23          18          16          14          13
Illustrative Yield @ Par (30/360)     6.03%       5.89%       5.78%       5.68%       5.60%       5.55%       5.50%       5.44%
----------------------------------------------------------------------------------------------------------------------------------


Class A-2 (to maturity)
----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                            0%         35%         65%        100%        130%        150%        175%        200%
% ARM PPC                            0%         25%         50%         75%        100%        125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                 14.83        6.64        3.79        2.55        2.00        1.75        1.52        1.35
Modified Duration (years)             9.60        5.31        3.30        2.30        1.84        1.62        1.42        1.27
First Principal Payment           01/25/14    11/25/03    12/25/01    02/25/01    09/25/00    07/25/00    05/25/00    04/25/00
Last Principal Payment            01/25/14    05/25/08    03/25/04    07/25/02    10/25/01    06/25/01    02/25/01    11/25/00
Principal Lockout (months)             177          55          32          22          17          15          13          12
Principal Window (months)                1          55          28          18          14          12          10           8
Illustrative Yield @ Par (30/360)     6.02%       5.99%       5.94%       5.89%       5.85%       5.82%       5.78%       5.75%


Class A-3 (to maturity)
----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                            0%          35%         65%        100%        130%        150%        175%        200%
% ARM PPC                            0%          25%         50%         75%        100%        125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                 17.34       11.09        6.12        3.97        3.00        2.55        2.18        1.91
Modified Duration (years)            10.35        7.81        4.96        3.43        2.67        2.30        1.99        1.75
First Principal Payment           01/25/14    05/25/08    03/25/04    07/25/02    10/25/01    06/25/01    02/25/01    11/25/00
Last Principal Payment            03/25/19    04/25/12    09/25/06    12/25/03    10/25/02    02/25/02    09/25/01    05/25/01
Principal Lockout (months)             177         109          59          39          30          26          22          19
Principal Window (months)               63          48          31          18          13           9           8           7
Illustrative Yield @ Par (30/360)     6.23%       6.22%       6.19%       6.15%       6.12%       6.09%       6.06%       6.04%
----------------------------------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                               SENSITIVITY TABLES

Class A-4 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%         35%        65%       100%        130%       150%         175%          200%
% ARM PPC                                0%         25%        50%        75%        100%       125%         150%          175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    21.96       14.27       8.73       5.32        4.00       3.35         2.69          2.33
Modified Duration (years)               11.58        9.16       6.53       4.40        3.44       2.94         2.41          2.11
First Principal Payment              03/25/19    04/25/12   09/25/06   12/25/03    10/25/02   02/25/02     09/25/01      05/25/01
Last Principal Payment               01/25/23    01/25/14   03/25/09   03/25/05    09/25/03   01/25/03     02/25/02      09/25/01
Principal Lockout (months)                239         156         89         56          42         34           29            25
Principal Window (months)                  47          22         31         16          12         12            6             5
Illustrative Yield @ Par (30/360)        6.38%       6.37%      6.35%      6.32%       6.29%      6.27%        6.24%         6.21%
-----------------------------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%         35%        65%       100%        130%       150%         175%          200%
% ARM PPC                                0%         25%        50%        75%        100%       125%         150%          175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    25.14       14.84      11.24       6.89        5.00       4.23         3.41          2.70
Modified Duration (years)               12.19        9.34       7.80       5.42        4.17       3.60         2.98          2.42
First Principal Payment              01/25/23    01/25/14   03/25/09   03/25/05    09/25/03   01/25/03     02/25/02      09/25/01
Last Principal Payment               07/25/25    04/25/14   10/25/11   05/25/07    11/25/04   12/25/03     02/25/03      02/25/02
Principal Lockout (months)                285         177        119         71          53         45           34            29
Principal Window (months)                  31           4         32         27          15         12           13             6
Illustrative Yield @ Par (30/360)        6.46%       6.45%      6.44%      6.42%       6.39%      6.38%        6.35%         6.32%
-----------------------------------------------------------------------------------------------------------------------------------


Class A-6 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%         35%        65%       100%        130%       150%         175%          200%
% ARM PPC                                0%         25%        50%        75%        100%       125%         150%          175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    28.20       20.92      15.93      11.74        8.85       7.29         5.76          4.47
Modified Duration (years)               12.14       10.70       9.35       7.75        6.34       5.48         4.55          3.69
First Principal Payment              07/25/25    04/25/14   10/25/11   05/25/07    11/25/04   12/25/03     02/25/03      02/25/02
Last Principal Payment               12/25/28    04/25/28   04/25/24   08/25/17    01/25/14   08/25/12     07/25/10      12/25/08
Principal Lockout (months)                315         180        150         97          67         56           46            34
Principal Window (months)                  42         169        151        124         111        105           90            83
Illustrative Yield @ Par (30/360)        6.94%       6.97%      6.97%      6.99%       6.99%      6.98%        6.95%         6.91%
-----------------------------------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                               SENSITIVITY TABLES

Class A-7 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%         35%        65%       100%        130%       150%         175%          200%
% ARM PPC                                0%         25%        50%        75%        100%       125%         150%          175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    12.22        8.79       7.63       6.83        6.40       6.20         6.00          5.86
Modified Duration (years)                8.13        6.40       5.77       5.31        5.05       4.93         4.81          4.72
First Principal Payment              04/25/02    04/25/02   04/25/02   04/25/02    04/25/02   06/25/02     07/25/02      09/25/02
Last Principal Payment               01/25/14    01/25/14   01/25/14   01/25/14    01/25/14   06/25/12     05/25/10      09/25/08
Principal Lockout (months)                 36          36         36         36          36         38           39            41
Principal Window (months)                 142         142        142        142         142        121           95            73
Illustrative Yield @ Par (30/360)        6.45%       6.44%      6.43%      6.43%       6.45%      6.47%        6.51%         6.54%
-----------------------------------------------------------------------------------------------------------------------------------


Class B (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%         35%        65%       100%        130%       150%         175%          200%
% ARM PPC                                0%         25%        50%        75%        100%       125%         150%          175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    24.93       14.94       9.79       6.78        5.21       4.52         4.03          3.74
Modified Duration (years)                9.99        8.00       6.23       4.83        3.97       3.56         3.26          3.08
First Principal Payment              04/25/17    11/25/07   03/25/04   08/25/02    04/25/02   04/25/02     05/25/02      05/25/02
Last Principal Payment               06/25/28    01/25/24   01/25/16   05/25/12    04/25/09   09/25/07     05/25/06      04/25/05
Principal Lockout (months)                216         103         59         40          36         36           37            37
Principal Window (months)                 135         195        143        118          85         66           49            36
Illustrative Yield @ Par (30/360)        8.60%       8.59%      8.57%      8.55%       8.53%      8.51%        8.50%         8.49%
-----------------------------------------------------------------------------------------------------------------------------------


Class A-8 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% ARM PPC                                0%         25%        50%        75%        100%       125%         150%          175%
% FRM PPC                                0%         35%        65%       100%        130%       150%         175%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    20.87        8.85       5.06       3.46        2.63       2.11         1.75          1.49
Modified Duration (years)               11.80        6.15       3.98       2.91        2.29       1.89         1.60          1.38
First Principal Payment              04/25/99    04/25/99   04/25/99   04/25/99    04/25/99   04/25/99     04/25/99      04/25/99
Last Principal Payment               12/25/28    04/25/28   04/25/24   08/25/17    01/25/14   08/25/12     07/25/10      12/25/08
Principal Lockout (months)                  0           0          0          0           0          0            0             0
Principal Window (months)                 357         349        301        221         178        161          136           117
Illustrative Yield @ Par                 5.30%       5.31%      5.31%      5.31%       5.32%      5.32%        5.32%         5.32%
-----------------------------------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES


Class A-6 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%        35%        65%       100%       130%        150%          175%           200%
% ARM PPC                                0%        25%        50%        75%       100%        125%          150%           175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    27.79      18.08      13.57       9.20       6.78        5.69          4.70           3.88
Modified Duration (years)               12.08      10.07       8.59       6.63       5.27        4.58          3.90           3.30
First Principal Payment              07/25/25   04/25/14   10/25/11   05/25/07   11/25/04    12/25/03      02/25/03       02/25/02
Last Principal Payment               06/25/27   01/25/18   11/25/12   07/25/08   04/25/06    03/25/05      03/25/04       06/25/03
Principal Lockout (months)                315        180        150         97         67          56            46             34
Principal Window (months)                  24         46         14         15         18          16            14             17
Illustrative Yield @ Par (30/360)        6.94%      6.93%      6.93%      6.91%      6.89%       6.88%         6.86%          6.84%
-----------------------------------------------------------------------------------------------------------------------------------


Class A-7 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%        35%        65%       100%       130%        150%          175%           200%
% ARM PPC                                0%        25%        50%        75%       100%        125%          150%           175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    12.22       8.79       7.62       6.71       6.00        5.41          4.75           4.18
Modified Duration (years)                8.13       6.40       5.77       5.25       4.82        4.44          3.99           3.57
First Principal Payment              04/25/02   04/25/02   04/25/02   04/25/02   04/25/02    06/25/02      07/25/02       09/25/02
Last Principal Payment               01/25/14   01/25/14   11/25/12   07/25/08   04/25/06    03/25/05      03/25/04       06/25/03
Principal Lockout (months)                 36         36         36         36         36          38            39             41
Principal Window (months)                 142        142        128         76         49          34            21             10
Illustrative Yield @ Par (30/360)        6.45%      6.44%      6.43%      6.43%      6.42%       6.41%         6.40%          6.39%
-----------------------------------------------------------------------------------------------------------------------------------


Class B (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%        35%        65%       100%       130%        150%          175%           200%
% ARM PPC                                0%        25%        50%        75%       100%        125%          150%           175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    24.81      14.33       9.51       6.42       4.93        4.29          3.83           3.57
Modified Duration (years)                9.98       7.89       6.14       4.69       3.83        3.44          3.14           2.97
First Principal Payment              04/25/17   11/25/07   03/25/04   08/25/02   04/25/02    04/25/02      05/25/02       05/25/02
Last Principal Payment               06/25/27   01/25/18   11/25/12   07/25/08   04/25/06    03/25/05      03/25/04       06/25/03
Principal Lockout (months)                216        103         59         40         36          36            37             37
Principal Window (months)                 123        123        105         72         49          36            23             14
Illustrative Yield @ Par (30/360)        8.60%      8.58%      8.56%      8.53%      8.50%       8.49%         8.47%          8.46%
--------------------------------------------------------------------------------------------------------------------------------


Class A-8 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                                0%        35%        65%       100%       130%        150%          175%           200%
% ARM PPC                                0%        25%        50%        75%       100%        125%          150%           175%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    20.75       8.28       4.82       3.30       2.52        2.05          1.71           1.47
Modified Duration (years)               11.78       5.97       3.88       2.83       2.23        1.85          1.57           1.36
First Principal Payment              04/25/99   04/25/99   04/25/99   04/25/99   04/25/99    04/25/99      04/25/99       04/25/99
Last Principal Payment               06/25/27   01/25/18   11/25/12   07/25/08   04/25/06    03/25/05      03/25/04       06/25/03
Principal Lockout (months)                  0          0          0          0          0           0             0              0
Principal Window (months)                 339        226        164        112         85          72            60             51
Illustrative Yield @ Par                 5.30%      5.30%      5.31%      5.31%      5.31%       5.31%         5.31%          5.31%
-----------------------------------------------------------------------------------------------------------------------------------



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                                DECREMENT TABLES

                                                                       Class A-1
----------------------------------------------------------------------------------------------------------------------------------
                       %PPC               0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC               0%          25%         50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage             100          100         100         100         100          100         100         100
                          3/25/00        91           76          63          48          35           26          15           4
                          3/25/01        86           51          23           0           0            0           0           0
                          3/25/02        82           30           0           0           0            0           0           0
                          3/25/03        78           11           0           0           0            0           0           0
                          3/25/04        74            0           0           0           0            0           0           0
                          3/25/05        69            0           0           0           0            0           0           0
                          3/25/06        64            0           0           0           0            0           0           0
                          3/25/07        59            0           0           0           0            0           0           0
                          3/25/08        54            0           0           0           0            0           0           0
                          3/25/09        48            0           0           0           0            0           0           0
                          3/25/10        42            0           0           0           0            0           0           0
                          3/25/11        35            0           0           0           0            0           0           0
                          3/25/12        28            0           0           0           0            0           0           0
                          3/25/13        19            0           0           0           0            0           0           0
                          3/25/14         0            0           0           0           0            0           0           0
                          3/25/15         0            0           0           0           0            0           0           0
                          3/25/16         0            0           0           0           0            0           0           0
                          3/25/17         0            0           0           0           0            0           0           0
                          3/25/18         0            0           0           0           0            0           0           0
                          3/25/19         0            0           0           0           0            0           0           0
                          3/25/20         0            0           0           0           0            0           0           0
                          3/25/21         0            0           0           0           0            0           0           0
                          3/25/22         0            0           0           0           0            0           0           0
                          3/25/23         0            0           0           0           0            0           0           0
                          3/25/24         0            0           0           0           0            0           0           0
                          3/25/25         0            0           0           0           0            0           0           0
                          3/25/26         0            0           0           0           0            0           0           0
                          3/25/27         0            0           0           0           0            0           0           0
                          3/25/28         0            0           0           0           0            0           0           0
                          3/25/29         0            0           0           0           0            0           0           0
Weighted Average Life Years            8.88         2.21        1.39        1.02        0.85         0.77        0.70        0.64



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                                DECREMENT TABLES


                                                                       Class A-2
---------------------------------------------------------------------------------------------------------------------------------
                       %PPC              0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC              0%          25%         50%         75%        100%         125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage            100          100         100         100         100          100         100         100
                          3/25/00      100          100         100         100         100          100         100         100
                          3/25/01      100          100         100          87          45           18           0           0
                          3/25/02      100          100          83          15           0            0           0           0
                          3/25/03      100          100          38           0           0            0           0           0
                          3/25/04      100           88           0           0           0            0           0           0
                          3/25/05      100           61           0           0           0            0           0           0
                          3/25/06      100           37           0           0           0            0           0           0
                          3/25/07      100           19           0           0           0            0           0           0
                          3/25/08      100            2           0           0           0            0           0           0
                          3/25/09      100            0           0           0           0            0           0           0
                          3/25/10      100            0           0           0           0            0           0           0
                          3/25/11      100            0           0           0           0            0           0           0
                          3/25/12      100            0           0           0           0            0           0           0
                          3/25/13      100            0           0           0           0            0           0           0
                          3/25/14        0            0           0           0           0            0           0           0
                          3/25/15        0            0           0           0           0            0           0           0
                          3/25/16        0            0           0           0           0            0           0           0
                          3/25/17        0            0           0           0           0            0           0           0
                          3/25/18        0            0           0           0           0            0           0           0
                          3/25/19        0            0           0           0           0            0           0           0
                          3/25/20        0            0           0           0           0            0           0           0
                          3/25/21        0            0           0           0           0            0           0           0
                          3/25/22        0            0           0           0           0            0           0           0
                          3/25/23        0            0           0           0           0            0           0           0
                          3/25/24        0            0           0           0           0            0           0           0
                          3/25/25        0            0           0           0           0            0           0           0
                          3/25/26        0            0           0           0           0            0           0           0
                          3/25/27        0            0           0           0           0            0           0           0
                          3/25/28        0            0           0           0           0            0           0           0
                          3/25/29        0            0           0           0           0            0           0           0
Weighted Average Life Years          14.83         6.64        3.79        2.55        2.00         1.75        1.52        1.35



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                                DECREMENT TABLES


                                                                       Class A-3
-----------------------------------------------------------------------------------------------------------------------------------
                       %PPC                0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC                0%          25%         50%         75%        100%         125%        150%        175%
-----------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage              100          100         100         100         100          100         100         100
                          3/25/00        100          100         100         100         100          100         100         100
                          3/25/01        100          100         100         100         100          100          75          22
                          3/25/02        100          100         100         100          38            0           0           0
                          3/25/03        100          100         100          43           0            0           0           0
                          3/25/04        100          100          98           0           0            0           0           0
                          3/25/05        100          100          51           0           0            0           0           0
                          3/25/06        100          100          11           0           0            0           0           0
                          3/25/07        100          100           0           0           0            0           0           0
                          3/25/08        100          100           0           0           0            0           0           0
                          3/25/09        100           77           0           0           0            0           0           0
                          3/25/10        100           51           0           0           0            0           0           0
                          3/25/11        100           26           0           0           0            0           0           0
                          3/25/12        100            2           0           0           0            0           0           0
                          3/25/13        100            0           0           0           0            0           0           0
                          3/25/14         88            0           0           0           0            0           0           0
                          3/25/15         73            0           0           0           0            0           0           0
                          3/25/16         56            0           0           0           0            0           0           0
                          3/25/17         38            0           0           0           0            0           0           0
                          3/25/18         20            0           0           0           0            0           0           0
                          3/25/19          0            0           0           0           0            0           0           0
                          3/25/20          0            0           0           0           0            0           0           0
                          3/25/21          0            0           0           0           0            0           0           0
                          3/25/22          0            0           0           0           0            0           0           0
                          3/25/23          0            0           0           0           0            0           0           0
                          3/25/24          0            0           0           0           0            0           0           0
                          3/25/25          0            0           0           0           0            0           0           0
                          3/25/26          0            0           0           0           0            0           0           0
                          3/25/27          0            0           0           0           0            0           0           0
                          3/25/28          0            0           0           0           0            0           0           0
                          3/25/29          0            0           0           0           0            0           0           0
Weighted Average Life Years            17.34        11.09        6.12        3.97        3.00         2.55        2.18        1.91



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES


                                                                       Class A-4
---------------------------------------------------------------------------------------------------------------------------------
                       %PPC              0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC              0%          25%         50%         75%        100%         125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage            100          100         100         100         100          100         100         100
                          3/25/00      100          100         100         100         100          100         100         100
                          3/25/01      100          100         100         100         100          100         100         100
                          3/25/02      100          100         100         100         100           72           0           0
                          3/25/03      100          100         100         100          45            0           0           0
                          3/25/04      100          100         100          71           0            0           0           0
                          3/25/05      100          100         100           0           0            0           0           0
                          3/25/06      100          100         100           0           0            0           0           0
                          3/25/07      100          100          78           0           0            0           0           0
                          3/25/08      100          100          37           0           0            0           0           0
                          3/25/09      100          100           0           0           0            0           0           0
                          3/25/10      100          100           0           0           0            0           0           0
                          3/25/11      100          100           0           0           0            0           0           0
                          3/25/12      100          100           0           0           0            0           0           0
                          3/25/13      100           65           0           0           0            0           0           0
                          3/25/14      100            0           0           0           0            0           0           0
                          3/25/15      100            0           0           0           0            0           0           0
                          3/25/16      100            0           0           0           0            0           0           0
                          3/25/17      100            0           0           0           0            0           0           0
                          3/25/18      100            0           0           0           0            0           0           0
                          3/25/19       99            0           0           0           0            0           0           0
                          3/25/20       73            0           0           0           0            0           0           0
                          3/25/21       49            0           0           0           0            0           0           0
                          3/25/22       23            0           0           0           0            0           0           0
                          3/25/23        0            0           0           0           0            0           0           0
                          3/25/24        0            0           0           0           0            0           0           0
                          3/25/25        0            0           0           0           0            0           0           0
                          3/25/26        0            0           0           0           0            0           0           0
                          3/25/27        0            0           0           0           0            0           0           0
                          3/25/28        0            0           0           0           0            0           0           0
                          3/25/29        0            0           0           0           0            0           0           0
Weighted Average Life Years          21.96        14.27        8.73        5.32        4.00         3.35        2.69        2.33



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES


                                                                       Class A-5
----------------------------------------------------------------------------------------------------------------------------------
                       %PPC               0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC               0%          25%         50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage             100          100         100         100         100          100         100         100
                          3/25/00       100          100         100         100         100          100         100         100
                          3/25/01       100          100         100         100         100          100         100         100
                          3/25/02       100          100         100         100         100          100          69           0
                          3/25/03       100          100         100         100         100           70           0           0
                          3/25/04       100          100         100         100          44            0           0           0
                          3/25/05       100          100         100          98           0            0           0           0
                          3/25/06       100          100         100          35           0            0           0           0
                          3/25/07       100          100         100           4           0            0           0           0
                          3/25/08       100          100         100           0           0            0           0           0
                          3/25/09       100          100          98           0           0            0           0           0
                          3/25/10       100          100          57           0           0            0           0           0
                          3/25/11       100          100          19           0           0            0           0           0
                          3/25/12       100          100           0           0           0            0           0           0
                          3/25/13       100          100           0           0           0            0           0           0
                          3/25/14       100            1           0           0           0            0           0           0
                          3/25/15       100            0           0           0           0            0           0           0
                          3/25/16       100            0           0           0           0            0           0           0
                          3/25/17       100            0           0           0           0            0           0           0
                          3/25/18       100            0           0           0           0            0           0           0
                          3/25/19       100            0           0           0           0            0           0           0
                          3/25/20       100            0           0           0           0            0           0           0
                          3/25/21       100            0           0           0           0            0           0           0
                          3/25/22       100            0           0           0           0            0           0           0
                          3/25/23        93            0           0           0           0            0           0           0
                          3/25/24        55            0           0           0           0            0           0           0
                          3/25/25        13            0           0           0           0            0           0           0
                          3/25/26         0            0           0           0           0            0           0           0
                          3/25/27         0            0           0           0           0            0           0           0
                          3/25/28         0            0           0           0           0            0           0           0
                          3/25/29         0            0           0           0           0            0           0           0
      Weighted Average Life Years     25.14        14.84       11.24        6.89        5.00         4.23        3.41        2.70



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES

                                                                       Class A-6
---------------------------------------------------------------------------------------------------------------------------------
                       %PPC              0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC              0%          25%         50%         75%        100%         125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage            100          100         100         100         100          100         100         100
                          3/25/00      100          100         100         100         100          100         100         100
                          3/25/01      100          100         100         100         100          100         100         100
                          3/25/02      100          100         100         100         100          100         100          83
                          3/25/03      100          100         100         100         100          100          91          55
                          3/25/04      100          100         100         100         100           85          49          22
                          3/25/05      100          100         100         100          87           56          29          10
                          3/25/06      100          100         100         100          63           39          18           5
                          3/25/07      100          100         100         100          55           35          17           5
                          3/25/08      100          100         100          84          43           26          11           3
                          3/25/09      100          100         100          67          32           16           5           0
                          3/25/10      100          100         100          53          22            9           1           0
                          3/25/11      100          100         100          42          14            4           0           0
                          3/25/12      100          100          93          32           9            1           0           0
                          3/25/13      100          100          77          24           4            0           0           0
                          3/25/14      100          100          38           8           0            0           0           0
                          3/25/15      100           89          31           5           0            0           0           0
                          3/25/16      100           79          26           3           0            0           0           0
                          3/25/17      100           69          20           1           0            0           0           0
                          3/25/18      100           59          15           0           0            0           0           0
                          3/25/19      100           51          11           0           0            0           0           0
                          3/25/20      100           44           8           0           0            0           0           0
                          3/25/21      100           38           6           0           0            0           0           0
                          3/25/22      100           32           4           0           0            0           0           0
                          3/25/23      100           26           2           0           0            0           0           0
                          3/25/24      100           21           0           0           0            0           0           0
                          3/25/25      100           16           0           0           0            0           0           0
                          3/25/26       83           10           0           0           0            0           0           0
                          3/25/27       56            5           0           0           0            0           0           0
                          3/25/28       27            0           0           0           0            0           0           0
                          3/25/29        0            0           0           0           0            0           0           0
Weighted Average Life Years          28.20        20.92       15.93       11.74        8.85         7.29        5.76        4.47
                  (to call)          27.79        18.08       13.57        9.20        6.78         5.69        4.70        3.88



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

                                DECREMENT TABLES


                                                                       Class A-7
----------------------------------------------------------------------------------------------------------------------------------
                       %PPC               0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC               0%          25%         50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------

Payment Date
        Intitial Percentage             100          100         100         100         100          100         100         100
                          3/25/00       100          100         100         100         100          100         100         100
                          3/25/01       100          100         100         100         100          100         100         100
                          3/25/02       100          100         100         100         100          100         100         100
                          3/25/03        99           96          92          89          88           87          87          88
                          3/25/04        99           92          85          80          76           74          71          70
                          3/25/05        97           85          75          66          59           55          50          46
                          3/25/06        95           76          64          52          43           38          32          24
                          3/25/07        88           55          39          24          16           12           7           6
                          3/25/08        81           39          24          11           6            3           1           0
                          3/25/09        74           29          14           5           2            1           0           0
                          3/25/10        67           21           8           2           1            0           0           0
                          3/25/11        60           15           5           1           0            0           0           0
                          3/25/12        52           11           3           0           0            0           0           0
                          3/25/13        45            8           2           0           0            0           0           0
                          3/25/14         0            0           0           0           0            0           0           0
                          3/25/15         0            0           0           0           0            0           0           0
                          3/25/16         0            0           0           0           0            0           0           0
                          3/25/17         0            0           0           0           0            0           0           0
                          3/25/18         0            0           0           0           0            0           0           0
                          3/25/19         0            0           0           0           0            0           0           0
                          3/25/20         0            0           0           0           0            0           0           0
                          3/25/21         0            0           0           0           0            0           0           0
                          3/25/22         0            0           0           0           0            0           0           0
                          3/25/23         0            0           0           0           0            0           0           0
                          3/25/24         0            0           0           0           0            0           0           0
                          3/25/25         0            0           0           0           0            0           0           0
                          3/25/26         0            0           0           0           0            0           0           0
                          3/25/27         0            0           0           0           0            0           0           0
                          3/25/28         0            0           0           0           0            0           0           0
                          3/25/29         0            0           0           0           0            0           0           0
Weighted Average Life Years           12.22         8.79        7.63        6.83        6.40         6.20        6.00        5.86
                  (to call)           12.22         8.79        7.62        6.71        6.00         5.41        4.75        4.18




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                                DECREMENT TABLES



                                                                       Class A-8
---------------------------------------------------------------------------------------------------------------------------------
                       %PPC              0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC              0%          25%         50%         75%        100%         125%        150%        175%
---------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage            100          100         100         100         100          100         100         100
                          3/25/00       97           92          87          82          77           72          67          62
                          3/25/01       96           83          70          59          48           38          30          22
                          3/25/02       96           75          57          42          29           20          12           7
                          3/25/03       95           67          46          30          20           12           7           3
                          3/25/04       94           60          37          22          13            7           3           1
                          3/25/05       94           54          30          16           8            4           1           1
                          3/25/06       93           48          25          12           5            2           1           0
                          3/25/07       92           43          20           9           3            1           0           0
                          3/25/08       91           39          16           6           2            1           0           0
                          3/25/09       89           35          13           5           1            0           0           0
                          3/25/10       88           31          11           3           1            0           0           0
                          3/25/11       86           28           9           2           0            0           0           0
                          3/25/12       85           25           7           2           0            0           0           0
                          3/25/13       83           23           6           1           0            0           0           0
                          3/25/14       77           20           5           1           0            0           0           0
                          3/25/15       75           18           4           0           0            0           0           0
                          3/25/16       72           16           3           0           0            0           0           0
                          3/25/17       69           14           2           0           0            0           0           0
                          3/25/18       66           12           2           0           0            0           0           0
                          3/25/19       63           11           1           0           0            0           0           0
                          3/25/20       59            9           1           0           0            0           0           0
                          3/25/21       55            8           1           0           0            0           0           0
                          3/25/22       50            6           0           0           0            0           0           0
                          3/25/23       45            5           0           0           0            0           0           0
                          3/25/24       39            4           0           0           0            0           0           0
                          3/25/25       33            3           0           0           0            0           0           0
                          3/25/26       25            2           0           0           0            0           0           0
                          3/25/27       17            1           0           0           0            0           0           0
                          3/25/28        8            0           0           0           0            0           0           0
                          3/25/29        0            0           0           0           0            0           0           0
Weighted Average Life Years          20.87         8.85        5.06        3.46        2.63         2.11        1.75        1.49
                  (to call)          20.75         8.28        4.82        3.30        2.52         2.05        1.71        1.47



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


                                DECREMENT TABLES


                                                                         Class B
----------------------------------------------------------------------------------------------------------------------------------
                       %PPC               0%          35%         65%        100%        130%         150%        175%        200%
                       %PPC               0%          25%         50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------------------
Payment Date
        Intitial Percentage             100          100         100         100         100          100         100         100
                          3/25/00       100          100         100         100         100          100         100         100
                          3/25/01       100          100         100         100         100          100         100         100
                          3/25/02       100          100         100         100         100          100         100         100
                          3/25/03       100          100         100          85          61           47          34          24
                          3/25/04       100          100         100          65          43           31          21          10
                          3/25/05       100          100          84          50          31           21           9           0
                          3/25/06       100          100          71          39          22           10           1           0
                          3/25/07       100          100          60          30          13            3           0           0
                          3/25/08       100           96          50          23           5            0           0           0
                          3/25/09       100           87          42          16           0            0           0           0
                          3/25/10       100           78          35          10           0            0           0           0
                          3/25/11       100           70          29           4           0            0           0           0
                          3/25/12       100           63          24           0           0            0           0           0
                          3/25/13       100           56          20           0           0            0           0           0
                          3/25/14       100           35           5           0           0            0           0           0
                          3/25/15       100           31           2           0           0            0           0           0
                          3/25/16       100           27           0           0           0            0           0           0
                          3/25/17       100           24           0           0           0            0           0           0
                          3/25/18        95           21           0           0           0            0           0           0
                          3/25/19        88           17           0           0           0            0           0           0
                          3/25/20        82           12           0           0           0            0           0           0
                          3/25/21        77            9           0           0           0            0           0           0
                          3/25/22        70            6           0           0           0            0           0           0
                          3/25/23        63            2           0           0           0            0           0           0
                          3/25/24        55            0           0           0           0            0           0           0
                          3/25/25        45            0           0           0           0            0           0           0
                          3/25/26        35            0           0           0           0            0           0           0
                          3/25/27        24            0           0           0           0            0           0           0
                          3/25/28         5            0           0           0           0            0           0           0
                          3/25/29         0            0           0           0           0            0           0           0
Weighted Average Life Years           24.93        14.94        9.79        6.78        5.21         4.52        4.03        3.74
                  (to call)           24.81        14.33        9.51        6.42        4.93         4.29        3.83        3.57




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials

Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
   1              9.628%          9.782%
   2              9.430%          9.791%
   3              9.425%          9.798%
   4              9.419%          9.800%
   5              9.412%          9.801%
   6              9.404%          9.801%
   7              9.394%          9.303%
   8              9.384%          9.313%
   9              9.373%          9.318%
   10             9.360%          9.321%
   11             9.346%          9.322%
   12             9.331%          9.323%
   13             9.316%          9.325%
   14             9.301%          9.328%
   15             9.285%          9.328%
   16             9.268%          9.330%
   17             9.251%          9.331%
   18             9.234%          9.332%
   19             9.216%          9.333%
   20             9.197%          9.333%
   21             9.178%          9.333%
   22             9.159%         10.438%
   23             9.139%         10.438%
   24             9.118%         10.438%
   25             9.097%         10.439%
   26             9.076%         10.439%
   27             9.053%         10.440%
   28             9.030%         10.440%
   29             9.007%         10.440%
   30             8.983%         10.441%
   31             9.933%         10.441%
   32             9.934%         10.442%
   33             9.934%         10.442%
   34             9.935%         10.671%
   35             9.935%         10.672%
   36             9.936%         10.672%
   37             9.936%         10.673%
   38             9.933%         10.670%
   39             9.933%         10.670%
   40             9.933%         10.670%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials


Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
   41             9.933%         10.670%
   42             9.933%         10.670%
   43             9.933%         10.670%
   44             9.933%         10.670%
   45             9.933%         10.670%
   46             9.933%         10.670%
   47             9.933%         10.669%
   48             9.933%         10.669%
   49             9.933%         10.669%
   50             9.933%         10.669%
   51             9.933%         10.669%
   52             9.933%         10.669%
   53             9.932%         10.669%
   54             9.932%         10.669%
   55             9.932%         10.669%
   56             9.932%         10.669%
   57             9.932%         10.669%
   58             9.932%         10.668%
   59             9.932%         10.668%
   60             9.932%         10.668%
   61             9.932%         10.668%
   62             9.932%         10.668%
   63             9.932%         10.668%
   64             9.931%         10.668%
   65             9.931%         10.668%
   66             9.931%         10.667%
   67             9.931%         10.667%
   68             9.931%         10.667%
   69             9.931%         10.667%
   70             9.931%         10.667%
   71             9.931%         10.667%
   72             9.930%         10.667%
   73             9.930%         10.666%
   74             9.930%         10.666%
   75             9.930%         10.666%
   76             9.930%         10.666%
   77             9.930%         10.666%
   78             9.929%         10.665%
   79             9.929%         10.665%
   80             9.929%         10.665%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials


Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
   81             9.929%         10.665%
   82             9.929%         10.665%
   83             9.928%         10.664%
   84             9.928%         10.664%
   85             9.928%         10.664%
   86             9.928%         10.664%
   87             9.928%         10.663%
   88             9.927%         10.663%
   89             9.927%         10.663%
   90             9.927%         10.663%
   91             9.927%         10.662%
   92             9.926%         10.662%
   93             9.926%         10.662%
   94             9.926%         10.661%
   95             9.926%         10.661%
   96             9.925%         10.661%
   97             9.925%         10.660%
   98             9.925%         10.660%
   99             9.924%         10.660%
  100             9.924%         10.659%
  101             9.924%         10.659%
  102             9.923%         10.659%
  103             9.923%         10.658%
  104             9.923%         10.658%
  105             9.922%         10.657%
  106             9.922%         10.657%
  107             9.921%         10.657%
  108             9.921%         10.656%
  109             9.920%         10.656%
  110             9.920%         10.655%
  111             9.920%         10.655%
  112             9.919%         10.654%
  113             9.919%         10.654%
  114             9.918%         10.653%
  115             9.918%         10.652%
  116             9.917%         10.652%
  117             9.917%         10.651%
  118             9.916%         10.651%
  119             9.915%         10.650%
  120             9.915%         10.649%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials



Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  121             9.914%         10.649%
  122             9.914%         10.648%
  123             9.914%         10.648%
  124             9.914%         10.648%
  125             9.914%         10.648%
  126             9.913%         10.648%
  127             9.913%         10.647%
  128             9.913%         10.647%
  129             9.913%         10.647%
  130             9.913%         10.647%
  131             9.913%         10.646%
  132             9.912%         10.646%
  133             9.912%         10.646%
  134             9.912%         10.646%
  135             9.912%         10.645%
  136             9.911%         10.645%
  137             9.911%         10.645%
  138             9.911%         10.644%
  139             9.911%         10.644%
  140             9.910%         10.644%
  141             9.910%         10.643%
  142             9.909%         10.643%
  143             9.908%         10.643%
  144             9.908%         10.642%
  145             9.908%         10.642%
  146             9.907%         10.641%
  147             9.907%         10.641%
  148             9.907%         10.641%
  149             9.906%         10.640%
  150             9.906%         10.640%
  151             9.906%         10.639%
  152             9.905%         10.639%
  153             9.905%         10.638%
  154             9.904%         10.638%
  155             9.904%         10.637%
  156             9.904%         10.637%
  157             9.903%         10.636%
  158             9.903%         10.635%
  159             9.902%         10.635%
  160             9.902%         10.634%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials



Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  161             9.901%         10.634%
  162             9.900%         10.633%
  163             9.900%         10.632%
  164             9.899%         10.632%
  165             9.899%         10.631%
  166             9.898%         10.630%
  167             9.897%         10.629%
  168             9.897%         10.628%
  169             9.896%         10.628%
  170             9.895%         10.627%
  171             9.894%         10.626%
  172             9.894%         10.625%
  173             9.893%         10.624%
  174             9.892%         10.623%
  175             9.891%         10.622%
  176             9.890%         10.621%
  177             9.889%         10.620%
  178             9.888%         10.619%
  179             9.832%         10.779%
  180             9.832%         10.779%
  181             9.832%         10.779%
  182             9.831%         10.779%
  183             9.831%         10.779%
  184             9.831%         10.779%
  185             9.831%         10.779%
  186             9.831%         10.779%
  187             9.830%         10.779%
  188             9.830%         10.779%
  189             9.830%         10.779%
  190             9.830%         10.779%
  191             9.829%         10.779%
  192             9.829%         10.779%
  193             9.829%         10.779%
  194             9.829%         10.779%
  195             9.829%         10.779%
  196             9.828%         10.779%
  197             9.828%         10.779%
  198             9.828%         10.779%
  199             9.828%         10.779%
  200             9.827%         10.779%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials



Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  201             9.827%         10.779%
  202             9.827%         10.779%
  203             9.826%         10.779%
  204             9.826%         10.779%
  205             9.826%         10.779%
  206             9.826%         10.779%
  207             9.825%         10.779%
  208             9.825%         10.779%
  209             9.825%         10.779%
  210             9.824%         10.779%
  211             9.824%         10.779%
  212             9.824%         10.779%
  213             9.823%         10.779%
  214             9.823%         10.779%
  215             9.823%         10.779%
  216             9.822%         10.779%
  217             9.822%         10.779%
  218             9.822%         10.779%
  219             9.821%         10.779%
  220             9.821%         10.779%
  221             9.820%         10.779%
  222             9.820%         10.779%
  223             9.820%         10.779%
  224             9.819%         10.779%
  225             9.819%         10.779%
  226             9.818%         10.779%
  227             9.818%         10.779%
  228             9.818%         10.779%
  229             9.817%         10.779%
  230             9.817%         10.779%
  231             9.816%         10.779%
  232             9.816%         10.779%
  233             9.815%         10.779%
  234             9.815%         10.779%
  235             9.814%         10.779%
  236             9.814%         10.779%
  237             9.813%         10.779%
  238             9.812%         10.779%
  239             9.812%         10.779%
  240             9.811%         10.779%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials



Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  241             9.811%         10.779%
  242             9.810%         10.779%
  243             9.809%         10.779%
  244             9.809%         10.779%
  245             9.808%         10.779%
  246             9.808%         10.779%
  247             9.808%         10.779%
  248             9.808%         10.779%
  249             9.808%         10.779%
  250             9.808%         10.779%
  251             9.808%         10.779%
  252             9.808%         10.779%
  253             9.808%         10.779%
  254             9.808%         10.779%
  255             9.808%         10.779%
  256             9.808%         10.779%
  257             9.808%         10.779%
  258             9.808%         10.779%
  259             9.808%         10.779%
  260             9.808%         10.779%
  261             9.808%         10.778%
  262             9.808%         10.779%
  263             9.808%         10.778%
  264             9.808%         10.779%
  265             9.808%         10.779%
  266             9.808%         10.778%
  267             9.808%         10.780%
  268             9.808%         10.779%
  269             9.808%         10.779%
  270             9.808%         10.780%
  271             9.808%         10.779%
  272             9.808%         10.779%
  273             9.808%         10.778%
  274             9.808%         10.779%
  275             9.808%         10.779%
  276             9.808%         10.779%
  277             9.808%         10.779%
  278             9.808%         10.780%
  279             9.808%         10.780%
  280             9.808%         10.780%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials


Available Funds Cap

                 Group I        Group II
           Net Available   Net Available
  Period       Funds Cap       Funds Cap
-----------------------------------------
  281             9.808%         10.779%
  282             9.808%         10.779%
  283             9.808%         10.779%
  284             9.808%         10.778%
  285             9.808%         10.778%
  286             9.808%         10.778%
  287             9.808%         10.779%
  288             9.808%         10.778%
  289             9.808%         10.779%
  290             9.808%         10.780%
  291             9.808%         10.779%
  292             9.808%         10.778%
  293             9.808%         10.780%
  294             9.808%         10.778%
  295             9.808%         10.779%
  296             9.808%         10.778%
  297             9.808%         10.778%
  298             9.808%         10.781%
  299             9.808%         10.778%
  300             9.808%         10.780%
  301             9.808%         10.776%
  302             9.808%         10.780%
  303             9.808%         10.781%
  304             9.808%         10.778%
  305             9.808%         10.780%
  306             9.808%         10.780%
  307             9.808%         10.781%
  308             9.808%         10.781%
  309             9.808%         10.783%
  310             9.808%         10.779%
  311             9.808%         10.778%
  312             9.808%         10.782%
  313             9.808%         10.782%
  314             9.808%         10.778%
  315             9.808%         10.784%
  316             9.808%         10.776%
  317             9.808%         10.780%
  318             9.808%         10.785%
  319             9.808%         10.777%
  320             9.808%         10.771%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials


Available Funds Cap

             Group I        Group II
          Net Available   Net Available
 Period     Funds Cap       Funds Cap
-----------------------------------------
  321             9.808%         10.788%
  322             9.808%         10.774%
  323             9.808%         10.788%
  324             9.808%         10.770%
  325             9.808%         10.786%
  326             9.808%         10.768%
  327             9.808%         10.766%
  328             9.808%         10.784%
  329             9.808%         10.767%
  330             9.808%         10.773%
  331             9.808%         10.776%
  332             9.807%         10.777%
  333             9.807%         10.775%
  334             9.809%         10.773%
  335             9.807%         10.773%
  336             9.808%         10.777%
  337             9.808%         10.788%
  338             9.807%         10.752%
  339             9.808%         10.785%
  340             9.807%         10.771%
  341             9.808%         10.775%
  342             9.808%         10.802%
  343             9.808%         10.775%
  344             9.809%         10.777%
  345             9.808%         10.821%
  346             9.808%         10.802%
  347             9.806%         10.839%
  348             9.809%         10.800%
  349             9.810%         10.836%
  350             9.809%         10.779%
  351             9.806%         10.832%
  352             9.812%         10.773%
  353             9.806%         10.894%
  354             9.805%         10.888%
  355             9.803%         10.617%
  356             9.805%         10.677%
  357             9.821%         10.008%
  358             9.794%          0.000%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                            Computational Materials
                Collateral Description (Fixed Rate Collateral)

                                                            Group I
                                                            -------
Statistical Cut-Off Date                  3/3/99

Total Outstanding Balance:                $384,757,233.36

Number of Loans:                          6,291

Average Remaining Balance:                $61,159.95 (range: $6,300.00- $348,330.38)

Interest Rate Index:                      100.00% fixed-rate loans

WA Gross Coupon:                          10.54% (range: 6.85 - 18.99%)

Original Weighted Average Term:           261.00 months (range: 60 - 360 months)

Remaining Weighted Average Term:          260.00 months (range: 56 - 360 months)

WA Seasoning:                             1.83 months (range: 0 - 101 months)

WA Lien Position:                         93.10% first, 6.90% second

WA Original LTV Ratio:                    75.20% (range: 5% - 100%)

WA Original CLTV Ratio:                   79.23% (range: 10% - 100%)

WA Debt to Income Ratio:                  38.23% (range: 3% - 60%)

Credit Grade:                             63.41% A,
                                          19.92% B,
                                          14.00% C,
                                          2.66% D

Documentation:                            91.87% full doc,
                                          5.17% limited doc,
                                          2.96% no doc

Property Type:                            2.16% single family attached,
                                          81.56% single family detached,
                                          8.79% 2-4 family,
                                          1.26% PUD,
                                          0.72% condo,
                                          5.23% man. Housing,
                                          0.27% mixed use

Owner Occupancy:                          92.66% owner occupied, 7.34% investor owned

Loan Purpose:                             26.39% cash out refi,
                                          53.07% debt consolidation,
                                          2.15% home improvement,
                                          5.47% purchase,
                                          12.92% other

Geographic Distribution:                  MI (12.03%), OH (9.30%), IL (8.48%), PA
(all states more than or equal to 5.00%)  (6.03%), NY (5.90%), FL (5.11%)


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

              Collateral Description (Adjustable Rate Collateral)



                                                            Group II
                                                            --------
Statistical Cut-Off Date:                 3/3/99

Total Outstanding Balance:                $141,978,664.20

Number of Loans:                          1,706

Average Remaining Balance:                $83,233.13 (range: $14,976.07 - $249,863.00)

Interest Rate Index:                      76.64% 2/28 LIBOR
                                          21.25% 3/27 LIBOR
                                          2.11% 6 month LIBOR

WA Gross Coupon:                          10.40% (range: 7.25% - 15.95%)

WA Gross Margin /                         6.714% / 16.811%
WA Life Cap:

WA Initial Periodic Interest              2.848% (range: 1.00% - 3.00%)
Rate Caps:

WA Months to Roll                         22.83 months (range: 0 - 36 months)
(Cut-Off Date 2/11/99):

Original Weighted Average Term:           360.0 Months (range: 360 - 360 months)

Remaining Weighted Average Term:          356.6 Months (range: 346 -  360 months)

WA Seasoning:                             3.35 Months (range: 0 - 14 months)

WA Lien Position:                         100% first lien

WA Original LTV Ratio:                    79.44% (range: 13% - 100%)

WA Original CLTV Ratio:                   79.44% (range: 13% - 100%)

WA Debt to Income Ratio:                  39.43% (range: 4% - 57%)

Credit Grade:                             50.37% A,
                                          25.74% B,
                                          20.38% C,
                                          3.51% D

Documentation:                            89.26% full doc,
                                          6.22% limited doc,
                                          4.52% no doc

Property Type:                            1.27% single family attached,
                                          83.79% single family detached,
                                          5.42% 2-4 family,
                                          3.13% PUD,
                                          1.21% condo,
                                          5.06% man. Housing,
                                          0.11% mixed use

Owner Occupancy:                          95.50% owner occupied, 4.50% investor owned

Loan Purpose:                             24.92% cash out refi
                                          37.04% debt consolidation,
                                          3.61% home improvement,
                                          23.88% purchase,
                                          10.55% other

Geographic Distribution:                  CA (13.21%), MI (13.19%), IL (7.68%)
(all states more than or equal to 5.00%)  OH (5.66%)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans

       Geographic Distribution of Mortgaged Properties - Fixed Rate Loans

                                               Number of                     Aggregate                % of Aggregate
State                                          Home Equity Loans             Loan Balance             Loan Balance
-------------------------------------------------------------------------------------------------------------------

Arizona                                               116                   $   7,322,108.20                   1.90%
Arkansas                                               49                       2,099,094.07                   0.55
California                                            182                      15,023,396.31                   3.90
Colorado                                               95                       7,117,869.06                   1.85
Connecticut                                            48                       3,423,769.26                   0.89
Delaware                                                6                         431,450.82                   0.11
District of Columbia                                   15                       1,205,050.60                   0.31
Florida                                               356                      19,674,282.04                   5.11
Georgia                                               300                      18,967,776.59                   4.93
Idaho                                                  13                         733,606.08                   0.19
Illinois                                              469                      32,613,792.53                   8.48
Indiana                                               285                      15,066,094.37                   3.92
Iowa                                                   28                       1,695,318.02                   0.44
Kansas                                                 21                       1,140,883.59                   0.30
Kentucky                                              111                       5,676,616.93                   1.48
Louisiana                                             100                       4,810,604.84                   1.25
Maine                                                  16                         804,404.49                   0.21
Maryland                                              152                      10,477,497.10                   2.72
Massachusetts                                         110                       6,909,451.92                   1.80
Michigan                                              829                      46,300,060.70                  12.03
Minnesota                                              55                       3,402,994.99                   0.88
Mississippi                                            72                       3,187,604.03                   0.83
Missouri                                              144                       7,817,717.21                   2.03
Montana                                                 6                         361,077.95                   0.09
Nebraska                                               30                       1,649,019.94                   0.43
Nevada                                                 30                       2,607,602.61                   0.68
New Hampshire                                          25                       1,678,759.36                   0.44
New Jersey                                            125                       9,832,359.68                   2.56
New Mexico                                             88                       5,645,448.82                   1.47
New York                                              312                      22,718,154.51                   5.90
North Carolina                                        331                      18,292,174.82                   4.75
North Dakota                                            6                         309,044.51                   0.08
Ohio                                                  580                      35,793,063.03                   9.30
Oklahoma                                               30                       1,419,569.76                   0.37
Oregon                                                 23                       1,558,085.72                   0.40
Pennsylvania                                          414                      23,219,277.92                   6.03
Rhode Island                                           26                       1,629,917.43                   0.42
South Carolina                                        125                       7,123,003.37                   1.85
South Dakota                                            4                         201,216.59                   0.05
Tennessee                                             114                       7,555,574.89                   1.96
Texas                                                 144                       9,051,866.10                   2.35
Utah                                                   47                       2,963,910.61                   0.77
Vermont                                                 6                         303,596.22                   0.08
Virginia                                              101                       5,176,450.89                   1.35
Washington                                             45                       3,703,103.01                   0.96
West Virginia                                          52                       2,812,200.88                   0.73
Wisconsin                                              51                       2,988,170.52                   0.78
Wyoming                                                 4                         263,140.47                   0.07
-------------------------------------------------------------------------------------------------------------------
Total:                                              6,291                    $384,757,233.36                 100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                                            Distribution of Loan Balances - Fixed Rate Loans

Range of                                               Number of                      Aggregate                   % of Aggregate
Current Balance                                        Home Equity Loans              Loan Balance                Loan Balance
--------------------------------------------------------------------------------------------------------------------------------

              0.01 -  25,000.00                                1,001                   $ 19,113,456.72                     4.97%
         25,000.01 -  50,000.00                                1,928                     72,470,114.43                    18.84
         50,000.01 -  75,000.00                                1,667                    102,373,779.43                    26.61
         75,000.01 - 100,000.00                                  801                     69,103,457.93                    17.96
        100,000.01 - 125,000.00                                  435                     48,400,745.08                    12.58
        125,000.01 - 150,000.00                                  233                     31,746,993.39                     8.25
        150,000.01 - 175,000.00                                  105                     16,849,142.86                     4.38
        175,000.01 - 200,000.00                                   63                     11,864,080.97                     3.08
        200,000.01 - 225,000.00                                   49                     10,359,705.30                     2.69
        225,000.01 - 250,000.00                                    4                        975,973.50                     0.25
        250,000.01 - 275,000.00                                    2                        531,000.00                     0.14
        275,000.01 - 300,000.00                                    1                        284,703.37                     0.07
        325,000.01 - 350,000.00                                    2                        684,080.38                     0.18
--------------------------------------------------------------------------------------------------------------------------------

Total:                                                         6,291                   $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                                            Original Loan-to-Value Ratios -  Fixed Rate Loans

Range of                                               Number of                  Aggregate                     % of Aggregate
Original LTVs                                          Home Equity Loans          Loan Balance                  Loan Balance
-----------------------------------------------------------------------------------------------------------------------------------
              -   5.00                                        5                    $     54,820.49                     0.01%
         5.01 -  10.00                                       71                       1,124,805.51                     0.29
        10.01 -  15.00                                      250                       4,952,554.07                     1.29
        15.01 -  20.00                                      288                       6,794,980.18                     1.77
        20.01 -  25.00                                      192                       5,671,751.98                     1.47
        25.01 -  30.00                                      129                       4,196,324.81                     1.09
        30.01 -  35.00                                      102                       3,609,748.83                     0.94
        35.01 -  40.00                                      103                       3,863,275.62                     1.00
        40.01 -  45.00                                      102                       4,184,366.29                     1.09
        45.01 -  50.00                                      141                       5,486,295.14                     1.43
        50.01 -  55.00                                      123                       5,847,719.82                     1.52
        55.01 -  60.00                                      192                       9,507,227.79                     2.47
        60.01 -  65.00                                      276                      14,194,554.19                     3.69
        65.01 -  70.00                                      416                      23,689,034.85                     6.16
        70.01 -  75.00                                      672                      40,378,382.16                    10.49
        75.01 -  80.00                                    1,255                      87,092,289.24                    22.64
        80.01 -  85.00                                      789                      62,999,655.54                    16.37
        85.01 -  90.00                                    1,134                      96,528,701.49                    25.09
        90.01 -  95.00                                       47                       4,364,646.87                     1.13
        95.01 - 100.00                                        4                         216,098.49                     0.06
-----------------------------------------------------------------------------------------------------------------------------------

Total:                                                    6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans



                                            Combined Loan-to-Value Ratios - Fixed Rate Loans

Range of                                               Number of                    Aggregate                   % of Aggregate
Original CLTVs                                         Home Equity Loans            Loan Balance                Loan Balance
----------------------------------------------------------------------------------------------------------------------------------
         5.01 -  10.00                                        1                    $     14,927.39                     0.00%
        10.01 -  15.00                                        9                         173,692.87                     0.05
        15.01 -  20.00                                       23                         598,360.24                     0.16
        20.01 -  25.00                                       29                         919,121.89                     0.24
        25.01 -  30.00                                       34                         916,876.15                     0.24
        30.01 -  35.00                                       50                       1,754,191.50                     0.46
        35.01 -  40.00                                       77                       2,623,721.00                     0.68
        40.01 -  45.00                                       82                       3,175,444.04                     0.83
        45.01 -  50.00                                      138                       5,138,528.64                     1.34
        50.01 -  55.00                                      131                       5,820,913.89                     1.51
        55.01 -  60.00                                      198                       9,554,840.86                     2.48
        60.01 -  65.00                                      298                      14,845,275.90                     3.86
        65.01 -  70.00                                      449                      24,260,433.77                     6.31
        70.01 -  75.00                                      725                      41,803,534.92                    10.86
        75.01 -  80.00                                    1,349                      89,725,754.60                    23.32
        80.01 -  85.00                                      986                      67,893,828.99                    17.65
        85.01 -  90.00                                    1,609                     109,972,078.11                    28.58
        90.01 -  95.00                                       51                       4,450,091.26                     1.16
        95.01 - 100.00                                       52                       1,115,617.34                     0.29
----------------------------------------------------------------------------------------------------------------------------------

Total:                                                    6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                                            Distribution of Current Coupon Rates - Fixed Rate Loans

Range of                                               Number of                  Aggregate                % of Aggregate
Coupon Rates                                           Home Equity Loans          Loan Balance             Loan Balance
------------------------------------------------------------------------------------------------------------------------------
         6.51 -  7.00                                        3                    $    292,872.95                     0.08%
         7.01 -  7.50                                       26                       2,505,789.00                     0.65
         7.51 -  8.00                                      118                      10,590,052.89                     2.75
         8.01 -  8.50                                      151                      12,114,889.63                     3.15
         8.51 -  9.00                                      412                      31,915,597.62                     8.29
         9.01 -  9.50                                      483                      35,053,994.04                     9.11
         9.51 - 10.00                                      865                      60,535,285.83                    15.73
        10.01 - 10.50                                      780                      49,327,433.51                    12.82
        10.51 - 11.00                                      982                      59,913,696.46                    15.57
        11.01 - 11.50                                      714                      38,724,568.95                    10.06
        11.51 - 12.00                                      657                      33,672,613.49                     8.75
        12.01 - 12.50                                      446                      20,613,477.29                     5.36
        12.51 - 13.00                                      255                      11,434,259.53                     2.97
        13.01 - 13.50                                      118                       5,232,789.73                     1.36
        13.51 - 14.00                                      110                       4,950,201.37                     1.29
        14.01 - 14.50                                       67                       3,085,189.96                     0.80
        14.51 - 15.00                                       50                       2,257,384.60                     0.59
        15.01 - 15.50                                       28                       1,344,815.65                     0.35
        15.51 - 16.00                                       20                         911,078.58                     0.24
        16.01 - 16.50                                        4                         169,255.81                     0.04
        16.51 - 17.00                                        1                          54,989.65                     0.01
        18.51 -                                              1                          56,996.82                     0.01
------------------------------------------------------------------------------------------------------------------------------

Total:                                                   6,291                    $384,757,233.36                   100.00%


         Distribution of Remaining Terms to Maturity - Fixed Rate Loans

Range of                                               Number of                 Aggregate                 % of Aggregate
Remaining to Maturity                                  Home Equity Loans         Loan Balance              Loan Balance
------------------------------------------------------------------------------------------------------------------------------
             -  60                                        26                    $    469,188.71                     0.12%
          61 - 119                                       271                       7,044,213.57                     1.83
         120 - 180                                     3,075                     176,085,566.60                    45.77
         181 - 300                                       743                      38,052,769.19                     9.89
         301 - 360                                     2,176                     163,105,495.29                    42.39
------------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                                            Distribution of Months of Seasoning - Fixed Rate Loans

Range of                                       Number of                       Aggregate                   % of Aggregate
Months of Seasoning                            Home Equity Loans               Loan Balance                Loan Balance
-----------------------------------------------------------------------------------------------------------------------------------
          0 - 1                                      3,293                    $216,953,891.17                    56.39
          2 - 12                                     2,980                     166,885,571.29                    43.37
         13 -                                           18                         917,770.90                     0.24
-----------------------------------------------------------------------------------------------------------------------------------

Total:                                               6,291                    $384,757,233.36                   100.00%




                                            Property Types - Fixed Rate Loans


                                                       Number of                Aggregate                % of Aggregate
Property Types                                         Home Equity Loans        Loan Balance             Loan Balance
------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                                   167                    $  8,326,065.58                     2.16%
Single Family Detached                                 5,199                     313,802,260.93                    81.56
Condominium                                               54                       2,768,968.42                     0.72
Two to Four-Family Residence                             440                      33,821,585.17                     8.79
Planned Unit Development                                  62                       4,853,552.84                     1.26
Manufactured Housing                                     357                      20,140,700.97                     5.23
Mixed Use                                                 12                       1,044,099.45                     0.27
------------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%


                                            Occupancy Status - Fixed Rate Loans

                                                       Number of                Aggregate                % of Aggregate
Occupancy Status                                       Home Equity Loans        Loan Balance             Loan Balance
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                                         5,754                    $356,527,296.62                    92.66%
Investor Owned                                           537                      28,229,936.74                     7.34
---------------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                         Distribution of Stated Original Months to Maturity - Fixed Rate Loans

Original Months                                  Number of                       Aggregate                % of Aggregate
to Maturity                                      Home Equity Loans               Loan Balance             Loan Balance
----------------------------------------------------------------------------------------------------------------------------
           0 -  60                                        25                    $    445,833.52                     0.12%
          61 - 120                                       281                       7,499,801.88                     1.95
         121 - 180                                     3,066                     175,653,333.48                    45.65
         181 - 240                                       676                      33,957,287.20                     8.83
         241 - 300                                        67                       4,095,481.99                     1.06
         301 - 360                                     2,176                     163,105,495.29                    42.39
----------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%



                                            Days Delinquent - Fixed Rate Loans

                                                       Number of                    Aggregate                   % of Aggregate
Days Delinquent                                        Home Equity Loans            Loan Balance                Loan Balance
----------------------------------------------------------------------------------------------------------------------------
30-59 DAYS                                                   90                    $  5,677,569.85                     1.48%
60-89 DAYS                                                    8                         606,978.11                     0.16
CURRENT                                                   6,193                     378,472,685.40                    98.37
----------------------------------------------------------------------------------------------------------------------------

Total:                                                    6,291                    $384,757,233.36                   100.00%



                              Statistical Calculation Date Debt to Income Ratio - Fixed Rate Loans

Range of Debt                                          Number of                  Aggregate               % of Aggregate
to Income Ratio                                        Home Equity Loans          Loan Balance            Loan Balance
----------------------------------------------------------------------------------------------------------------------------
            0 -  5.00                                       10                    $    503,480.34                     0.13%
         5.01 - 10.00                                       39                       2,045,940.16                     0.53
        10.01 - 15.00                                      152                       5,808,309.95                     1.51
        15.01 - 20.00                                      322                      14,146,505.26                     3.68
        20.01 - 25.00                                      476                      24,124,634.93                     6.27
        25.01 - 30.00                                      708                      40,970,361.81                    10.65
        30.01 - 35.00                                      845                      49,895,110.94                    12.97
        35.01 - 40.00                                      923                      55,996,471.09                    14.55
        40.01 - 45.00                                    1,261                      82,514,751.38                    21.45
        45.01 - 50.00                                    1,414                      96,338,127.03                    25.04
        50.01 - 55.00                                      129                      11,043,141.07                     2.87
        55.01 - 60.00                                       12                       1,370,399.40                     0.36
----------------------------------------------------------------------------------------------------------------------------

Total:                                                   6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                                            Lien Position - Fixed Rate Loans

                                                       Number of                   Aggregate               % of Aggregate
Lien Position                                          Home Equity Loans           Loan Balance            Loan Balance
-----------------------------------------------------------------------------------------------------------------------------

          1                                            5,301                    $358,219,749.40                    93.10%
          2                                              990                      26,537,483.96                     6.90
-----------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%



                                            Loan Type - Fixed Rate Loans

                                                       Number of                   Aggregate                 % of Aggregate
Loan Type                                              Home Equity Loans           Loan Balance              Loan Balance
-----------------------------------------------------------------------------------------------------------------------------
10yr balloon                                              13                    $    381,767.64                     0.10%
15yr balloon                                           1,951                     131,650,668.16                    34.22
fxd rate fully amortizing                              4,327                     252,724,797.56                    65.68
-----------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%



                                            Loan Purpose - Fixed Rate Loans

                                                       Number of                   Aggregate                  % of Aggregate
Loan Purpose                                           Home Equity Loans           Loan Balance               Loan Balance
-----------------------------------------------------------------------------------------------------------------------------
CASH OUT REFI                                          1,759                    $101,547,895.91                    26.39%
DEBT CONSOLIDATION                                     3,402                     204,205,637.32                    53.07
HOME IMPROVEMENT                                         121                       8,262,190.66                     2.15
NEW CONSTRUCTION                                           6                         588,963.15                     0.15
PURCHASE                                                 289                      21,034,230.89                     5.47
RATE/TERM REFI                                           360                      27,151,802.42                     7.06
OTHER                                                    354                      21,966,513.01                     5.71
-----------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                                            Documentation Level - Fixed Rate Loans

                                                       Number of                  Aggregate                 % of Aggregate
Documentation Level                                    Home Equity Loans          Loan Balance              Loan Balance
---------------------------------------------------------------------------------------------------------------------------
FULL DOC                                               5,847                    $53,457,501.33                    91.87%
LIMITED                                                  277                     19,892,647.11                     5.17
NO DOC                                                   167                     11,407,084.92                     2.96
---------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $84,757,233.36                   100.00%



                                            Credit Score - Fixed Rate Loans

                                                       Number of                   Aggregate                 % of Aggregate
Credit Score                                           Home Equity Loans           Loan Balance              Loan Balance
---------------------------------------------------------------------------------------------------------------------------
A                                                      3,734                    $243,983,886.59                    63.%1
B                                                      1,304                      76,656,967.28                    19.92
C                                                      1,018                      53,885,098.47                    14.00
D                                                        235                      10,231,281.02                     2.66
---------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------
                            Computational Materials

Group I Home Equity Loans


                            Statistical Calculation Date Junior Lien Ratio - Fixed Rate Loans

Range of                                               Number of                   Aggregate                  % of Aggregate
Junior Ratio                                           Home Equity Loans           Loan Balance               Loan Balance
---------------------------------------------------------------------------------------------------------------------------
         0.00 -  5.00                                    5,301                    $358,219,749.40                    93.%0
         5.01 - 10.00                                       19                         271,664.58                     0.07
        10.01 - 15.00                                      122                       2,111,578.55                     0.55
        15.01 - 20.00                                      264                       5,332,035.73                     1.39
        20.01 - 25.00                                      171                       4,501,704.11                     1.17
        25.01 - 30.00                                      125                       3,502,992.70                     0.91
        30.01 - 35.00                                      112                       3,522,882.45                     0.92
        35.01 - 40.00                                       43                       1,572,340.36                     0.41
        40.01 - 45.00                                       43                       1,677,435.94                     0.44
        45.01 - 50.00                                       28                       1,138,312.92                     0.30
        50.01 - 55.00                                       18                         749,899.88                     0.19
        55.01 - 60.00                                       15                         807,946.11                     0.21
        60.01 - 65.00                                        5                         132,502.43                     0.03
        65.01 - 70.00                                        3                          85,300.31                     0.02
        70.01 - 75.00                                        8                         310,149.24                     0.08
        75.01 - 80.00                                        6                         326,298.90                     0.08
        80.01 - 85.00                                        5                         317,459.18                     0.08
        85.01 - 90.00                                        3                         176,980.57                     0.05
---------------------------------------------------------------------------------------------------------------------------

Total:                                                   6,291                    $384,757,233.36                   100.00%



                                            Prepay Penalty - Fixed Rate Loans

                                                       Number of                   Aggregate                 % of Aggregate
Prepay Penalty                                         Home Equity Loans           Loan Balance              Loan Balance
---------------------------------------------------------------------------------------------------------------------------
Y                                                      4,266                    $276,635,173.80                    71.%0
N                                                      2,025                     108,122,059.56                    28.10
---------------------------------------------------------------------------------------------------------------------------

Total:                                                 6,291                    $384,757,233.36                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

     Geographic Distribution of Mortgaged Properties - Adjustable Rate Loans

                         Number of                        Aggregate                     % of Aggregate
State                    Home Equity Loans                Loan Balance                   Loan Balance
------------------------------------------------------------------------------------------------------
Arizona                           49               $        4,380,110.80                     3.09%
Arkansas                           5                          291,468.03                     0.21
California                       141                       18,753,419.43                    13.21
Colorado                          46                        4,600,008.73                     3.24
Conneticut                        10                          820,528.39                     0.58
District of Columbia               2                          209,970.33                     0.15
Florida                           65                        6,253,689.72                     4.40
Georgia                           32                        3,422,214.97                     2.41
Hawaii                             1                          156,927.52                     0.11
Idaho                             22                        1,552,859.26                     1.09
Illinois                         122                       10,908,984.47                     7.68
Indiana                          104                        6,090,737.61                     4.29
Iowa                              11                          473,848.25                     0.33
Kansas                            16                          958,706.13                     0.68
Kentucky                          16                          919,184.98                     0.65
Louisiana                         10                          816,173.98                     0.57
Maryland                          25                        2,395,176.85                     1.69
Massachusetts                     11                        1,368,567.60                     0.96
Michigan                         302                       18,722,693.20                    13.19
Minnesota                         35                        3,085,975.40                     2.17
Mississippi                       13                          970,877.35                     0.68
Missouri                          54                        2,930,575.76                     2.06
Montana                            4                          368,302.43                     0.26
Nebraska                           2                           72,699.23                     0.05
Nevada                            17                        2,136,551.37                     1.50
New Hampshire                      3                          548,676.26                     0.39
New Jersey                        12                        1,346,198.66                     0.95
New Mexico                        34                        2,876,145.83                     2.03
New York                          21                        1,946,572.74                     1.37
North Carolina                    33                        2,423,081.63                     1.71
North Dakota                       2                          134,000.00                     0.09
Ohio                             119                        8,040,929.27                     5.66
Oklahoma                           9                          497,665.87                     0.35
Oregon                            24                        2,626,013.75                     1.85
Pennsylvania                      42                        2,856,643.84                     2.01
Rhode Island                       3                          394,933.88                     0.28
South Carolina                    22                        1,561,924.13                     1.10
South Dakota                       2                           91,926.38                     0.06
Tennessee                         10                          708,407.60                     0.50
Texas                             74                        6,031,678.31                     4.25
Utah                              59                        6,545,064.25                     4.61
Vermont                            1                           29,371.53                     0.02
Virginia                          21                        1,764,696.83                     1.24
Washington                        47                        5,164,121.92                     3.64
West Virginia                      4                          240,489.21                     0.17
Wisconsin                         47                        3,366,199.17                     2.37
Wyoming                            2                          123,671.35                     0.09
------------------------------------------------------------------------------------------------------
Total:                         1,706               $      141,978,664.20                   100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

              Distribution of Loan Balances - Adjustable Rate Loans

Range of                                     Number of                   Aggregate                      % of Aggregate
Current Balance                              Home Equity Loans           Loan Balance                   Loan Balance
-----------------------------------------------------------------------------------------------------------------------------------
                     0.00-  25,000.00                47             $        1,027,095.30                     0.72%
                25,000.01-  50,000.00               392                     15,243,840.78                    10.74
                50,000.01-  75,000.00               473                     29,255,474.36                    20.61
                75,000.01- 100,000.00               306                     26,577,973.51                    18.72
               100,000.01- 125,000.00               190                     21,279,822.73                    14.99
               125,000.01- 150,000.00               127                     17,417,029.44                    12.27
               150,000.01- 175,000.00                76                     12,289,612.59                     8.66
               175,000.01- 200,000.00                58                     10,954,759.85                     7.72
               200,000.01- 225,000.00                34                      7,205,299.06                     5.07
               225,000.01- 250,000.00                 3                        727,756.58                     0.51
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,706             $      141,978,664.20                   100.00%



             Original Loan-to-Value Ratios - Adjustable Rate Loans

Range of                                     Number of                   Aggregate                      % of Aggregate
Original LTVs                                Home Equity Loans           Loan Balance                   Loan Balance
---------------------------------------------------------------------------------------------------------------------------------
        10.01          -       15.00                  3             $      118,902.19                     0.08%
        15.01          -       20.00                  1                     18,590.25                     0.01
        20.01          -       25.00                  3                    185,832.13                     0.13
        25.01          -       30.00                  2                     60,987.92                     0.04
        30.01          -       35.00                  7                    410,981.91                     0.29
        35.01          -       40.00                  5                    451,965.71                     0.32
        40.01          -       45.00                 11                    612,234.55                     0.43
        45.01          -       50.00                 24                  1,239,784.20                     0.87
        50.01          -       55.00                 18                  1,235,376.10                     0.87
        55.01          -       60.00                 33                  1,946,826.98                     1.37
        60.01          -       65.00                 81                  4,703,951.21                     3.31
        65.01          -       70.00                135                  8,391,454.65                     5.91
        70.01          -       75.00                248                 18,934,229.87                    13.34
        75.01          -       80.00                528                 43,961,618.44                    30.96
        80.01          -       85.00                381                 35,758,678.67                    25.19
        85.01          -       90.00                224                 23,738,193.83                    16.72
        90.01          -       95.00                  1                    141,555.59                     0.10
        95.01                  100.00                 1                     67,500.00                     0.05
---------------------------------------------------------------------------------------------------------------------------------

Total:                                            1,706             $  141,978,664.20                   100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans


              Combined Loan-to-Value Ratios - Adjustable Rate Loans


Range of                                   Number of                            Aggregate              % of Aggregate
Combined LTVs                              Home Equity Loans                    Loan Balance           Loan Balance
-----------------------------------------------------------------------------------------------------------------------------------
        10.01     -       15.00                     3                    $             118,902.19           0.08%
        15.01     -       20.00                     1                                   18,590.25           0.01
        20.01     -       25.00                     3                                  185,832.13           0.13
        25.01     -       30.00                     2                                   60,987.92           0.04
        30.01     -       35.00                     7                                  410,981.91           0.29
        35.01     -       40.00                     5                                  451,965.71           0.32
        40.01     -       45.00                    11                                  612,234.55           0.43
        45.01     -       50.00                    24                                1,239,784.20           0.87
        50.01     -       55.00                    18                                1,235,376.10           0.87
        55.01     -       60.00                    33                                1,946,826.98           1.37
        60.01     -       65.00                    81                                4,703,951.21           3.31
        65.01     -       70.00                   135                                8,391,454.65           5.91
        70.01     -       75.00                   248                               18,934,229.87          13.34
        75.01     -       80.00                   528                               43,961,618.44          30.96
        80.01     -       85.00                   381                               35,758,678.67          25.19
        85.01     -       90.00                   224                               23,738,193.83          16.72
        90.01     -       95.00                     1                                  141,555.59           0.10
        95.01            100.00                     1                                   67,500.00           0.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                          1,706                    $         141,978,664.20         100.00%



          Distribution of Current Coupon Rates - Adjustable Rate Loans

Range of                                    Number of                           Aggregate              % of Aggregate
Coupon Rates                                Home Equity Loans                   Loan Balance           Loan Balance
-----------------------------------------------------------------------------------------------------------------------------------
         7.01     -        7.50                        6                    $         821,004.74           0.58%
         7.51     -        8.00                        9                            1,298,102.28           0.91
         8.01     -        8.50                       31                            3,678,432.05           2.59
         8.51     -        9.00                      113                           12,090,989.09           8.52
         9.01     -        9.50                      138                           13,519,485.11           9.52
         9.51     -       10.00                      304                           29,687,704.28          20.91
        10.01     -       10.50                      214                           17,872,400.35          12.59
        10.51     -       11.00                      337                           27,154,562.89          19.13
        11.01     -       11.50                      213                           15,062,738.84          10.61
        11.51     -       12.00                      156                           10,419,787.92           7.34
        12.01     -       12.50                       62                            4,087,850.16           2.88
        12.51     -       13.00                       47                            2,932,677.55           2.07
        13.01     -       13.50                       25                            1,338,018.93           0.94
        13.51     -       14.00                       24                              872,788.25           0.61
        14.01     -       14.50                       14                              601,326.60           0.42
        14.51     -       15.00                        7                              316,442.58           0.22
        15.01     -                                    6                              224,352.58           0.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                             1,706                    $     141,978,664.20         100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans


      Distribution of Remaining Terms to Maturity - Adjustable Rate Loans


Range of                               Number of                          Aggregate                     % of Aggregate
Remaining to Maturity                  Home Equity Loans                  Loan Balance                  Loan Balance
----------------------------------------------------------------------------------------------------------------------
         301     -        360                1,706                    $   141,978,664.20                   100.00%
----------------------------------------------------------------------------------------------------------------------
Total:                                       1,706                    $   141,978,664.20                   100.00%



           Distribution of Months of Seasoning - Adjustable Rate Loans

Range of                               Number of                          Aggregate                     % of Aggregate
Months of Seasoning                    Home Equity Loans                  Loan Balance                  Loan Balance
----------------------------------------------------------------------------------------------------------------------
          0      -         0                    88                    $     8,992,837.00                     6.33%
          1      -         1                   281                         25,565,936.27                    18.01
          2      -        12                 1,334                        107,141,770.21                    75.46
         13                                      3                            278,120.72                     0.20
--------------------------------------------------------------------------------------------------------------------------
Total:                                       1,706                    $   141,978,664.20                   100.00%



                 Distribution of Margins - Adjustable Rate Loans

Range of                               Number of                          Aggregate                     % of Aggregate
Margins                                Home Equity Loans                  Loan Balance                  Loan Balance
--------------------------------------------------------------------------------------------------------------------------
                 -       5.000                  59                    $     5,588,062.55                     3.94%
        5.001    -       6.000                 316                         31,240,806.49                    22.00
        6.001    -       7.000                 617                         53,238,633.57                    37.50
        7.001    -       8.000                 490                         37,983,216.33                    26.75
        8.001    -       9.000                 146                         10,011,962.28                     7.05
        9.001    -      10.000                  57                          3,066,819.03                     2.16
       10.001    -      11.000                  18                            700,915.94                     0.49
       11.001    -      12.000                   3                            148,248.01                     0.10
--------------------------------------------------------------------------------------------------------------------------

Total:                                       1,706                    $   141,978,664.20                   100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans


          Distribution of Maximum Coupon Rates - Adjustable Rate Loans


Range of                               Number of                          Aggregate                       % of Aggregate
Maximum Coupon Rates                   Home Equity Loans                  Loan Balance                    Loan Balance
--------------------------------------------------------------------------------------------------------------------------
        13.01    -       14.00                   6                    $        794,343.91                     0.56%
        14.01    -       15.00                  82                           8,998,458.61                     6.34
        15.01    -       16.00                 331                          31,933,736.07                    22.49
        16.01    -       17.00                 559                          49,469,599.67                    34.84
        17.01    -       18.00                 396                          30,753,113.55                    21.66
        18.01    -       19.00                 202                          13,624,181.21                     9.60
        19.01    -       20.00                  77                           4,059,904.61                     2.86
        20.01    -       21.00                  38                           1,747,515.43                     1.23
        21.01    -       22.00                  10                             418,952.21                     0.30
        22.01    -       23.00                   5                             178,858.93                     0.13
--------------------------------------------------------------------------------------------------------------------------

Total:                                       1,706                    $    141,978,664.20                    100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

            Month of Next Coupon Rate Change - Adjustable Rate Loans


Range of                               Number of                     Aggregate                       % of Aggregate
Next Coupon Rate Change                Home Equity Loans             Loan Balance                    Loan Balance
-------------------------------------------------------------------------------------------------------------------
March 1999                                    5                    $       241,820.53                     0.17
April 1999                                   10                          1,112,636.09                     0.78
May 1999                                     11                            895,869.17                     0.63
June 1999                                     3                            292,505.86                     0.21
July 1999                                     2                            175,471.18                     0.12
August 1999                                   1                             51,747.87                     0.04
September 1999                                2                            224,642.05                     0.16
January 2000                                  1                            124,108.95                     0.09
February 2000                                 2                            154,011.77                     0.11
March 2000                                    3                            109,063.30                     0.08
April 2000                                    2                             72,920.44                     0.05
May 2000                                      7                            651,002.78                     0.46
June 2000                                     9                            791,982.59                     0.56
July 2000                                    14                          1,283,227.61                     0.90
August 2000                                  43                          3,929,340.75                     2.77
September 2000                              107                          8,786,584.21                     6.19
October 2000                                216                         16,349,173.59                    11.52
November 2000                               190                         15,413,763.95                    10.86
December 2000                               205                         18,671,768.71                    13.15
January 2001                                199                         16,329,791.32                    11.50
February 2001                               228                         20,905,594.97                    14.72
March 2001                                   52                          5,239,067.00                     3.69
June 2001                                     1                             45,844.32                     0.03
July 2001                                     4                            277,055.72                     0.20
August 2001                                  10                            620,210.66                     0.44
September 2001                               61                          3,968,503.28                     2.80
October 2001                                 82                          5,690,795.51                     4.01
November 2001                                56                          4,395,160.26                     3.10
December 2001                                55                          4,271,386.32                     3.01
January 2002                                 37                          2,649,502.14                     1.87
February 2002                                53                          4,660,341.30                     3.28
March 2002                                   35                          3,593,770.00                     2.53
-------------------------------------------------------------------------------------------------------------------
Total:                                    1,706                    $   141,978,664.20                   100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

              Types of Mortgaged Properties - Adjustable Rate Loans

                                     Number of                              Aggregate                    % of Aggregate
Property Types                       Home Equity Loans                      Loan Balance                 Loan Balance
-----------------------------------------------------------------------------------------------------------------------
Single Family Attached                        23                    $        1,806,211.40                     1.27%
Single Family Detached                     1,432                           118,969,280.35                    83.79
Condominium                                   24                             1,719,218.52                     1.21
Two to Four-Family Residence                  93                             7,700,732.23                     5.42
Planned Unit Development                      39                             4,446,641.77                     3.13
Manufactured Housing                          94                             7,178,179.93                     5.06
Mixed Use                                      1                               158,400.00                     0.11
-----------------------------------------------------------------------------------------------------------------------
Total:                                     1,706                    $      141,978,664.20                   100.00%



                    Occupancy Status - Adjustable Rate Loans


                                     Number of                              Aggregate                    % of Aggregate
Occupancy Status                     Home Equity Loans                      Loan Balance                 Loan Balance
-----------------------------------------------------------------------------------------------------------------------
Owner Occupied                             1,602                    $      135,586,230.30                    95.50%
Investor Owned                               104                             6,392,433.90                     4.50
-----------------------------------------------------------------------------------------------------------------------
Total:                                     1,706                    $      141,978,664.20                   100.00%



       Distribution of Original Months to Maturity - Adjustable Rate Loans

Original Months                      Number of                              Aggregate                    % of Aggregate
to Maturity                          Home Equity Loans                      Loan Balance                 Loan Balance
         301     -      360                1,706                    $      141,978,664.20                   100.00
-----------------------------------------------------------------------------------------------------------------------
Total:                                     1,706                    $      141,978,664.20                   100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

                      Lien Position - Adjustable Rate Loans

                  Number of                   Aggregate           % of Aggregate
Lien Position     Home Equity Loans           Loan Balance        Loan Balance
--------------------------------------------------------------------------------
     1                   1,706           $      141,978,664.20        100.00%
--------------------------------------------------------------------------------
Total:                   1,706           $      141,978,664.20        100.00%




          Distribution of Minimum Coupon Rates - Adjustable Rate Loans

Range of                  Number of               Aggregate       % of Aggregate
Minimum Coupon Rates      Home Equity Loans       Loan Balance     Loan Balance
--------------------------------------------------------------------------------
    7.01    -     8.00         15             $   2,119,107.02        1.49%
    8.01    -     9.00        144                15,769,421.14       11.11
    9.01    -    10.00        443                43,271,831.44       30.48
   10.01    -    11.00        551                45,014,526.98       31.71
   11.01    -    12.00        369                25,478,951.13       17.95
   12.01    -    13.00        108                 6,971,897.55        4.91
   13.01    -    14.00         49                 2,210,807.18        1.56
   14.01    -    15.00         21                   917,769.18        0.65
   15.01    -    16.00          6                   224,352.58        0.16
--------------------------------------------------------------------------------
Total:                      1,706             $ 141,978,664.20       100.00%



                     Days Delinquent - Adjustable Rate Loans

                    Number of                Aggregate         % of Aggregate
Days Delinquent     Home Equity Loans        Loan Balance      Loan Balance
--------------------------------------------------------------------------------
30-59 DAYS                  22          $     1,583,831.28         1.12%
60-89 DAYS                   6                  557,104.77         0.39
CURRENT                  1,678              139,837,728.15        98.49
--------------------------------------------------------------------------------
Total:                   1,706          $   141,978,664.20       100.00%












Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

                      Credit Score - Adjustable Rate Loans

                Number of                 Aggregate         % of Aggregate
Credit Score    Home Equity Loans         Loan Balance      Loan Balance
--------------------------------------------------------------------------------
A                     753            $    71,512,994.81        50.37%
B                     444                 36,546,059.48        25.74
C                     409                 28,937,789.09        20.38
D                     100                  4,981,820.82         3.51
--------------------------------------------------------------------------------
Total:              1,706            $   141,978,664.20       100.00%



                      Product Type - Adjustable Rate Loans

                         Number of              Aggregate         % of Aggregate
Product Type             Home Equity Loans      Loan Balance      Loan Balance
--------------------------------------------------------------------------------
2/28 LIBOR                   1,278          $   108,811,401.94       76.64%
3/27 LIBOR                     394               30,172,569.51       21.25
6 MO LIBOR no neg. am           34                2,994,692.75        2.11
--------------------------------------------------------------------------------
Total:                       1,706          $   141,978,664.20      100.00%



    Statistical Calculation Date Debt to Income Ratio - Adjustable Rate Loans

Range of Debt          Number of               Aggregate        % of Aggregate
to Income Ratio        Home Equity Loans       Loan Balance     Loan Balance
--------------------------------------------------------------------------------
   0.00   -    5.00            2           $      94,597.69          0.07%
   5.01   -   10.00           13                 678,089.86          0.48
  10.01   -   15.00           27               1,295,164.35          0.91
  15.01   -   20.00           66               4,097,674.61          2.89
  20.01   -   25.00          100               6,345,932.09          4.47
  25.01   -   30.00          175              12,358,418.08          8.70
  30.01   -   35.00          235              18,919,714.95         13.33
  35.01   -   40.00          290              23,749,758.65         16.73
  40.01   -   45.00          327              29,471,021.11         20.76
  45.01   -   50.00          405              37,635,403.25         26.51
  50.01   -   55.00           65               7,254,861.14          5.11
  55.01   -   60.00            1                  78,028.42          0.05
--------------------------------------------------------------------------------
Total:                     1,706           $ 141,978,664.20        100.00%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

                      Loan Purpose - Adjustable Rate Loans

                       Number of               Aggregate          % of Aggregate
Loan Purpose           Home Equity Loans       Loan Balance       Loan Balance
--------------------------------------------------------------------------------
CASH OUT REFI                438            $   35,379,472.12         24.92%
DEBT CONSOLIDATION           662                52,587,398.31         37.04
HOME IMPROVEMENT              54                 5,122,105.90          3.61
NEW CONSTRUCTION              10                 1,069,541.27          0.75
PURCHASE                     382                33,904,231.42         23.88
RATE/TERM REFI                39                 3,568,598.08          2.51
OTHER                        121                10,347,317.10          7.29
--------------------------------------------------------------------------------
Total:                     1,706            $  141,978,664.20        100.00%




                  Initial Periodic Cap - Adjustable Rate Loans

                          Number of               Aggregate       % of Aggregate
Initial Rate Cap          Home Equity Loans       Loan Balance    Loan Balance
--------------------------------------------------------------------------------
    0      -    1.000             34           $    2,994,692.75        2.11%
  1.001    -    1.500             58                6,910,408.07        4.87
  1.501    -    2.000             62                5,196,682.84        3.66
  2.501    -    3.000          1,552              126,876,880.54       89.36
--------------------------------------------------------------------------------
Total:                         1,706           $  141,978,664.20      100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------
                             Computational Materials


Group II Home Equity Loans

                 Subsequent Periodic Cap - Adjustable Rate Loans

                       Number of               Aggregate         % of Aggregate
Periodic Rate Cap      Home Equity Loans       Loan Balance      Loan Balance
--------------------------------------------------------------------------------
  0.000   -  1.000         1,648            $  135,226,011.23        95.24%
  1.001   -  1.500            58                 6,752,652.97         4.76
--------------------------------------------------------------------------------
Total:                     1,706            $  141,978,664.20       100.00%



                   Documentation Level - Adjustable Rate Loans

                        Number of                Aggregate       % of Aggregate
Documentation Level     Home Equity Loans        Loan Balance    Loan Balance
--------------------------------------------------------------------------------
FULL DOC                    1,544            $  126,733,156.56        89.26%
LIMITED                        92                 8,828,901.36         6.22
NO DOC                         70                 6,416,606.28         4.52
--------------------------------------------------------------------------------
Total:                      1,706            $  141,978,664.20       100.00%




                     Prepay Penalty - Adjustable Rate Loans

                      Number of                Aggregate         % of Aggregate
Prepay Penalty        Home Equity Loans        Loan Balance      Loan Balance
--------------------------------------------------------------------------------
Y                         1,355             $  112,038,405.28         78.91%
N                           351                 29,940,258.92         21.09
--------------------------------------------------------------------------------
Total:                    1,706             $  141,978,664.20        100.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.